NOTE 1: DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: Description of the Business (Policies)	11 Months Ended
Nov. 30, 2017
SDA Mill, Audited
Description of the Business

Description of the Business

The mineral processing mill operation located in the State of Nayarit, Mexico, (“SDA Mill” or “the Company”) is owned by Rose Petroleum plc (“Rose”).  The operating flotation plant includes a precious metals leach circuit and associated assets, licenses and agreements.  The SDA Mill has operated for ten years and has historically produced ore for Rose or third party toll miners.

On November 30, 2017, Magellan Gold Corporation (“Magellan”) purchased from Rose the SDA Mill and its associated assets, licenses and agreements.  The purchase price paid by the Magellan was $850,000 cash, a $50,000 promissory note, $100,000 previously paid for the option-to-purchase extension, and 14,200,834 shares of Magellan’s common stock with a fair value of $426,025.